Commitments and Contingencies	12 Months Ended
Nov. 30, 2013
Commitments and Contingencies
Commitments and Contingencies

13.                               Commitments and Contingencies

Operating Lease Commitments.  Future minimum lease payments under non-cancelable operating lease agreements as of November 30, 2013 are as follows:

Year Ending November 30,
2014	5,465
2015	2,777
2016	1,782
2017	676
2018	—
Total minimum payments required	$10,700

Certain leases require the Company to pay property taxes, insurance and routine maintenance. Rent expense was $6,869, $8,518 and $8,221 for the years ended November 30, 2013, 2012 and 2011, respectively.

Customer Indemnity.  As an element of standard customer contracts, the Company includes certain clauses that indemnify the customer against liability and damages, including legal defense costs, which might arise from claims of patent, copyright, trademark or trade secret infringement by the products manufactured by the Company.

Contingencies.  The Company is involved in lawsuits, claims, investigations and proceedings, including patent and commercial matters that arise in the ordinary course of business. There are no such matters pending that the Company expects to be material in relation to its business, consolidated financial position, results of operations or cash flows.

Product warranty.  The following table provides the changes in the product warranty accrual for the year ended November 30, 2013:

Amount of liability
Balance at November 30, 2010:	$5,585
Accruals for warranties issued during the year	3,780
Settlements made during the year	(4,437)
Balance at November 30, 2011:	$4,928
Accruals for warranties issued during the year	2,996
Settlements made during the year	(3,918)
Balance at November 30, 2012:	$4,006
Accruals for warranties issued during the year	2,267
Settlements made during the year	(3,311)
Balance at November 30, 2013:	$2,962